                                  Exhibit 99.1

 Series 1997-2 Monthly Certificateholders' Statement for the month of June 2001

                                                                   Series 1997-2

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1997-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:


          Date of the Certificate                             July 10, 2001
          Monthly Period ending:                              June 30, 2001
          Determination Date                                  July 10, 2001
          Distribution Date                                   July 16, 2001

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                                                              General
===================================================================================================================================

     201  Amortization Period                                                                                    No            201
     202  Early Amortization Period                                                                              No            202
     203  Class A Investor Amount paid in full                                                                   No            203
     204  Class B Investor Amount paid in full                                                                   No            204
     205  Collateral Indebtedness Amount paid in full                                                            No            205
     206  Saks Incorporated is the Servicer                                                                      Yes           206

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                                                          Investor Amount
===================================================================================================================================
                                                                                                          as of the end of
                                                                        as of the end of the                the relevant
                                                                        prior Monthly Period               Monthly Period
                                                                        --------------------              ----------------
     207  Series 1997-2 Investor Amount                                      $235,300,000        207(a)     $235,300,000      207(b)
     208   Class A Investor Amount                                           $180,000,000        208(a)     $180,000,000      208(b)
     209   Class B Investor Amount                                           $ 20,000,000        209(a)     $ 20,000,000      209(b)
     210   Collateral Indebtedness Amount                                    $ 21,000,000        210(a)     $ 21,000,000      210(b)
     211   Class D Investor Amount                                           $ 14,300,000        211(a)     $ 14,300,000      211(b)

     212  Series 1997-2 Adjusted Investor Amount                             $235,300,000        212(a)     $235,300,000      212(b)
     213   Class A Adjusted Investor Amount                                  $180,000,000        213(a)     $180,000,000      213(b)
     214     Principal Account Balance                                       $          -        214(a)     $          -      214(b)
     215   Class B Adjusted Investor Amount                                  $ 20,000,000        215(a)     $ 20,000,000      215(b)

     216   Class A Certificate Rate                                                                           6.50000%        216
     217   Class B Certificate Rate                                                                           6.69000%        217
     218   Collateral Indebtedness Interest Rate                                                              4.58000%        218
     219   Class D Certificate Rate                                                                           4.85500%        219
     220  Weighted average interest rate for Series 1997-2                                                    6.24482%        220

                                                                                                          as of the end of
                                                                               for the relevant             the relevant
                                                                                Monthly Period             Monthly Period
                                                                               ----------------           ----------------
     221  Series 1997-2 Investor Percentage with respect to Finance Charge
          Receivables                                                               19.51%       221(a)          19.82%       221(b)
     222   Class A                                                                  14.93%       222(a)          15.16%       222(b)
     223   Class B                                                                   1.66%       223(a)           1.68%       223(b)
     224   Collateral Indebtedness Amount                                            1.74%       224(a)           1.77%       224(b)
     225   Class D                                                                   1.19%       225(a)           1.20%       225(b)

     226  Series 1997-2 Investor Percentage with respect to Principal Receivables   19.51%       226(a)          19.82%       226(b)
     227   Class A                                                                  14.93%       227(a)          15.16%       227(b)
     228   Class B                                                                   1.66%       228(a)           1.68%       228(b)
     229   Collateral Indebtedness Amount                                            1.74%       229(a)           1.77%       229(b)
     230   Class D                                                                   1.19%       230(a)           1.20%       230(b)

     231  Series 1997-2 Investor Percentage with respect to Allocable Amounts       19.51%       231(a)          19.82%       231(b)
     232   Class A                                                                  14.93%       232(a)          15.16%       232(b)
     233   Class B                                                                   1.66%       233(a)           1.68%       233(b)
     234   Collateral Indebtedness Amount                                            1.74%       234(a)           1.77%       234(b)
     235   Class D                                                                   1.19%       235(a)           1.20%       235(b)

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                                               Series 1997-2 Investor Distributions
===================================================================================================================================

     236  The sum of the daily allocations of collections of Principal Receivables
          for the relevant Monthly Period                                                                  $          -       236
     237  Class A distribution of collections of Principal Receivables per $1,000 of original
          principal amount                                                                                 $          -       237

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
                                                                                                                       Series 1997-2

     238  Class B distribution of collections of Principal Receivables
          per $1,000 of original principal amount                                                          $          -      238
     239  Collateral Indebtedness Amount distribution of collections of
          Principal Receivables per $1,000 of original principal amount                                    $          -      239
     240  Class D distribution of collections of Principal Receivables
          per $1,000 of original principal amount                                                          $          -      240
     241  Class A distribution attributable to interest per $1,000 of
          original principal amount                                                                        $       5.42      241
     242  Class B distribution attributable to interest per $1,000 of
          original principal amount                                                                        $       5.58      242
     243  Collateral Indebtedness Amount distribution attributable to
          interest per $1,000 of original principal amount                                                 $       3.94      243
     244  Class D distribution attributable to interest per $1,000 of
          original principal amount                                                                        $          -      244
     245  Monthly Servicing Fee for the next succeeding Distribution Date
          per $1,000 of original principal amount                                                          $       1.67      245

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                                              Collections Allocated to Series 1997-2
===================================================================================================================================

     246  Series allocation of collections of Principal Receivables                                        $ 45,937,623      246
     247  Class A                                                                                          $ 35,141,403      247
     248  Class B                                                                                          $  3,904,600      248
     249  Collateral Indebtedness Amount                                                                   $  4,099,830      249
     250  Class D                                                                                          $  2,791,789      250

     251  Series allocation of collections of Finance Charge Receivables                                   $  4,608,382      251
     252  Class A                                                                                          $  3,525,324      252
     253  Class B                                                                                          $    391,703      253
     254  Collateral Indebtedness Amount                                                                   $    411,288      254
     255  Class D                                                                                          $    280,067      255

          Available Funds
          ---------------
     256  Class A Available Funds                                                                          $  3,525,324      256
     257  The amount to be withdrawn from the Reserve Account to be
          included in Class A Available funds                                                              $          -      257
     258  Principal Investment Proceeds to be included in Class A
          Available Funds                                                                                  $          -      258
     259  The amount of investment earnings on amounts held in the
          Reserve Account to be included in Class A Available funds                                        $          -      259

     260  Class B Available Funds                                                                          $    391,703      260
     261  The amount to be withdrawn from the Reserve Account to be
          included in Class B Available funds                                                              $          -      261
     262  Principal Investment Proceeds to be included in Class B
          Available Funds                                                                                  $          -      262
     263  The amount of investment earnings on amounts held in the Reserve Account to be
          included in Class B Available funds                                                              $          -      263

     264  Collateral Available Funds                                                                       $    411,288      264

     265  Class D Available Funds                                                                          $    280,067      265

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                                                    Application of Collections
===================================================================================================================================

          Class A
          -------
     266  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
          Distribution date                                                                                $    975,000      266
     267  If Saks Incorporated is no longer the Servicer, an amount equal to Class A
          Servicing fee for the related Distribution Date                                                  $          -      267
     268  Class A Allocable Amount                                                                         $    664,303      268
     269  An amount to be included in the Excess Spread                                                    $  1,886,021      269

          Class B
          -------
     270  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
          Distribution date                                                                                $    111,500      270
     271  If Saks Incorporated is no longer the Servicer, an amount equal to Class B
          Servicing fee for the related Distribution Date                                                  $          -      271
     272  An amount to be included in the Excess Spread                                                    $    280,203      272

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
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

                                                                                                                       Series 1997-2
          Collateral
          ----------
     273  If Saks Incorporated is no longer the Servicer, an amount equal to
          Collateral Servicing fee for the related Distribution Date                                       $          -      273
     274  An amount to be included in the Excess Spread                                                    $    411,288      274

          Class D
          -------
     275  If Saks Incorporated is no longer the Servicer, an amount equal
          to Class D Servicing fee for the related Distribution Date                                       $          -      275
     276  An amount to be included in the Excess Spread                                                    $    280,067      276

     277  Available Excess Spread                                                                          $  2,857,579      277
     278  Available Shared Excess Finance Charge Collections                                               $          -      278
     279  Total Cash Flow available for 1997-2 waterfall                                                   $  2,857,579      279

     280  Class A Required Amount is to be used to fund any deficiency in
          line266, line267 and line268                                                                     $          -      280
     281  The aggregate amount of Class A Investor Charge Offs which have
          not been previously reimbursed                                                                   $          -      281
     282  Class B Required Amount to the extent attributable to line270,
          and line271                                                                                      $          -      282
     283  Class B Allocable Amount                                                                         $     73,811      283
     284  Any remaining portion of the Class B Required Amount                                             $          -      284
     285  An amount equal to any unreimbursed reductions of the Class B
          Investor Amount, if any, due to: (i) Class B Investor Charge
          Offs; (ii) Reallocated Principal Collections; (iii)
          reallocations of the Class B Investor Amount to the Class A
          Investor Amount                                                                                  $          -      285
     286  Collateral Monthly Interest for the related Distribution Date plus Collateral Monthly Interest previously due but not paid to the Collateral Indebtedness Holder plus Collateral
          Additional Interest                                                                              $     82,822      286
     287  Class A Servicing Fee plus Class B Servicing Fee plus
          Collateral Servicing Fee due for the relevant Monthly Period
          and not paid above                                                                               $    368,333      287
     288  Class A Servicing Fee plus Class B Servicing Fee plus
          Collateral Servicing Fee due but not distributed to the
          Servicer for prior Monthly Periods                                                               $          -      288
     289  Collateral Allocable Amount                                                                      $     77,502      289
     290  Any unreimbursed reductions of the Collateral Indebtedness
          Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii)
          Reallocated Principal Collections; (iii) reallocations of the
          CIA to the Class A or Class B Investor Amount                                                    $          -      290
     291  The excess, if any, of the Required Cash Collateral Amount over
          the Available Collateral Amount                                                                  $          -      291
     292  An amount equal to Class D Monthly Interest due but not paid to
          the Class D Certificateholders plus Class D Additional Interest                                  $     59,784      292
     293  Class D Servicing Fee due for the relevant Monthly Period and
          not paid above                                                                                   $     23,833      293
     294  Class D Servicing Fee due but not distributed to the Servicer
          for prior Monthly Periods                                                                        $          -      294
     295  Class D Allocable Amount                                                                         $     52,775      295
     296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Investor Charge Offs; (ii) Reallocated
          Principal Collections; (iii) reallocations of the Class D
          Investor Amount to the Class A or Class B Investor Amount or CIA                                 $          -      296
     297  Aggregate amount of any other amounts due to the Collateral
          Indebtedness Holder pursuant to the Loan Agreement                                               $          -      297
     298  Excess, if any, of the Required Reserve Account Amount over the
          amount on deposit in the Reserve Account                                                         $          -      298
     299  Shared Excess Finance Charge Collections                                                         $  2,118,718      299

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                                                Determination of Monthly Principal
===================================================================================================================================

     300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                         $          -      300
     301  Available Principal Collections held in the Collection Account                                   $ 45,937,623      301
     302  Class A Accumulation Amount                                                                      $          -      302

     303  Class B Monthly Principal (the least of line#304, line#305 and
          line#209) (distributable only after payout of Class A)                                           $          -      303
     304  Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A Monthly
          Principal                                                                                        $ 45,937,623      304

     305  Class B Accumulation Amount                                                                      $          -      305


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
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

                                                                                                                       Series 1997-2

     306  Collateral Monthly Principal (prior to payout of Class B) (the least of line#307
          and line#308)                                                                                    $          -      306
     307  Available Principal Collections held in the Collection Account less portion of
          such Collections applied to Class A and Class B Monthly Principal                                $ 45,937,623      307
     308  Enhancement Surplus                                                                              $          -      308

     309  Class D Monthly Principal                                                                        $          -      309
     310  Available Principal Collections held in the Collection Account less portion of
          such Collections applied to Class A, Class B or collateral Monthly Principal                     $ 45,937,623      310

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                                                   Available Enhancement Amount
===================================================================================================================================

     311  Available Enhancement Amount                                                                     $ 35,300,000      311
     312  Amount on Deposit in the Cash Collateral Account                                                 $          -      312

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                                                 Reallocated Principal Collections
===================================================================================================================================

     313  Reallocated Principal Collections                                                                $          -      313
     314  Class D Principal Collections (to the extent needed to fund Required Amounts)                    $          -      314
     315  Collateral Principal Collections (to the extent needed to fund Required Amounts)                 $          -      315
     316  Class B Principal Collections (to the extent needed to fund Required Amounts)                    $          -      316

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                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
===================================================================================================================================

                                                                                  %                           Amount
                                                                                ------                     ------------
     317  Series 1997-2 Default Amount                                          19.51%      317(a)         $    868,392      317(b)
     318  Class A Investor Default Amount                                       14.93%      318(a)         $    664,303      318(b)
     319  Class B Investor Default Amount                                        1.66%      319(a)         $     73,811      319(b)
     320  Collateral Default Amount                                              1.74%      320(a)         $     77,502      320(b)
     321  Class D Investor Default Amount                                        1.19%      321(a)         $     52,775      321(b)

     322  Series 1997-2 Adjustment Amount                                                                  $          -      322
     323  Class A Adjustment Amount                                                                        $          -      323
     324  Class B Adjustment Amount                                                                        $          -      324
     325  Collateral Adjustment Amount                                                                     $          -      325
     326  Class D Adjustment Amount                                                                        $          -      326

     327  Series 1997-2 Allocable Amount                                                                   $    868,392      327
     328  Class A Allocable Amount                                                                         $    664,303      328
     329  Class B Allocable Amount                                                                         $     73,811      329
     330  Collateral Allocable Amount                                                                      $     77,502      330
     331  Class D Allocable Amount                                                                         $     52,775      331

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                                                         Required Amounts
===================================================================================================================================

     332  Class A Required Amount                                                                          $          -      332
     333  Class A Monthly Interest for current Distribution Date                                           $    975,000      333
     334  Class A Monthly Interest previously due but not paid                                             $          -      334
     335  Class A Additional Interest for prior Monthly Period or previously due but not paid              $          -      335
     336  Class A Allocable Amount for current Distribution Date                                           $          -      336
     337  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $          -      337

     338  Class B Required Amount                                                                          $          -      338
     339  Class B Monthly Interest for current Distribution Date                                           $    111,500      339
     340  Class B Monthly Interest previously due but not paid                                             $          -      340
     341  Class B Additional Interest for prior Monthly Period or previously due but not paid              $          -      341
     342  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $          -      342
     343  Excess of Class B Allocable Amount over funds available to make payments                         $          -      343

     344  Collateral Required Amount                                                                       $          -      344
     345  Collateral Monthly Interest for current Distribution Date                                        $     82,822      345
     346  Collateral Monthly Interest previously due but not paid                                          $          -      346
     347  Collateral Additional Interest for prior Monthly Period or previously due but not paid           $          -      347

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
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

                                                                                                                       Series 1997-2
     348  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                        $          -      348
     349  Excess of Collateral Allocable Amount over funds available to make payments                      $          -      349

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                                                   Reduction of Investor Amounts
===================================================================================================================================

          Class A
          -------
     350  Class A Investor Amount reduction                                                                $          -      350
     351  Class A Investor Charge Off                                                                      $          -      351
     352  Reductions of the Class A Investor Amount                                                        $          -      352
          Class B
          -------
     353  Class B Investor Amount reduction                                                                $          -      353
     354  Class B Investor Charge Off                                                                      $          -      354
     355  Reductions of the Class B Investor Amount                                                        $          -      355
     356  Reallocated Principal Collections applied to Class A                                             $          -      356
          Collateral
          ----------
     357  Collateral Indebtedness Amount reduction                                                         $          -      357
     358  Collateral Indebtedness Amount Charge Off                                                        $          -      358
     359  Reductions of the Collateral Indebtedness Amount                                                 $          -      359
     360  Reallocated Principal Collections applied to Class B                                             $          -      360
          Class D
          -------
     361  Class D Investor Amount reduction                                                                $          -      361
     362  Class D Investor Charge Off                                                                      $          -      362
     363  Reductions of the Class D Investor Amount                                                        $          -      363
     364  Reallocated Principal Collections applied to Collateral Indebtedness Amount                      $          -      364

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                                                           Servicing Fee
===================================================================================================================================

     365  Series 1997-2 Servicing Fee                                                                      $    392,167      365
     366  Class A Servicing Fee                                                                            $    300,000      366
     367  Class B Servicing Fee                                                                            $     33,333      367
     368  Collateral Servicing Fee                                                                         $     35,000      368
     369  Class D Servicing Fee                                                                            $     23,833      369

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                                                          Reserve Account
===================================================================================================================================

     370  Required Reserve Account Amount (if applicable)                                                    N/A             370
     371  Reserve Account Reinvestment Rate (if applicable)                                                  N/A             371
     372  Reserve Account balance                                                                          $          -      372

     373  Accumulation Period Length                                                                         12 months       373

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of July, 2001.

          Saks Incorporated,
          as Servicer

          By /s/ Scott A. Honnold
             --------------------------------
          Name:  Scott A. Honnold
          Title: Vice President and Treasurer

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